Exhibit 99.1

VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 INVESTOR PRESENTATION MARCH 2022

VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 2 0 0 | SUMMA R Y DISCLAIMER This presentation contains forward - looking statements. All statements other than statements of historical facts contained herein are forward - looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the statements regarding financial projections, market opportunity, and statements about the development, regulatory pathway and commercialization of the Vicarious System. Such forward - looking statements involve known and unknown risks, uncertainties, and other important factors that may cause Vicarious Surgical’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward - looking statements. Such risks and uncertainties include, among others, the risks and uncertainties of the duration, extent and impact of the COVID - 19 pandemic, including market acceptance of the Vicarious System; the ability to develop and commercialize the Vicarious System; the ability to identify new medical procedures for Vicarious Surgical technology; the retention of key personnel and employees and the ability to attract, recruit, train, retain, motivate and integrate key personnel and employees; risks and uncertainties relating to developing, optimizing and operating Vicarious Surgical sales and distribution channels; the ability to enter into and maintain arrangements with third parties to sell and market Vicarious Surgical products; risks and uncertainties of obtaining FDA approval of marketing authorization for current Vicarious Surgical products or any future Vicarious Surgical products and technologies; the ability to maintain any technological or competitive advantage over Vicarious Surgical competitors and potential competitors; risks of third party claims alleging infringement of patents and proprietary rights or seeking to invalidate Vicarious Surgical’s or Vicarious Surgical’s partner’s patents or proprietary rights; and the risk that Vicarious Surgical’s proprietary rights may be insufficient to protect its technologies. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward - looking statements, as well as risks relating to Vicarious Surgical’s business in general, see Vicarious Surgical’s risk factors set forth in Vicarious Surgical’s Current Report on Form 8 - K filed with the Securities and Exchange Commission (SEC) on September 23, 2021 and subsequent filings with the SEC. Additional risk factors may be described in the “Risk Factors” section of Vicarious Surgical’s Quarterly Report on Form 10 - Q,filed with the SEC on November 8, 2021. In addition, many of the foregoing risks and uncertainties are, and could be, exacerbated by the COVID - 19 pandemic and any worsening of global or regional business and economic environment as a result. Any forward - looking statements contained in this presentation speak only as of the date hereof, and Vicarious Surgical specifically disclaims any obligation to update any forward - looking statement, whether as a result of new information, future events or otherwise.

KEY INVESTMENT HIGHLIGHTS 0 0 | SUMMA R Y 3 NEXT GENERATION ROBOTICS TECHNOLOGY DESIGNED TO SOLVE MANUAL AND ROBOT - ASSISTED SURGERY SHORTCOMINGS TAPPING INTO A $136B MARKET; 96.8% UNADDRESSED BY ROBOTICS 1 ABILITY TO ADDRESS MOST ABDOMINAL PROCEDURES DEVELOPED IN STEALTH BY VISIONARY MANAGEMENT TEAM AND INVESTORS [1] VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS AND PUBLIC FILINGS. INCLUDES ONLY PROCEDURES THAT COULD BE ADDRESSED BY VICARIOUS THROUGH 2027 VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022

OU R TE A N D IN V E S T O R S 01 VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 4

VISIONARY MANAGEMENT TEAM



CO-FOUNDER AND CEO

ADAM SACHS

MIT



CO-FOUNDER AND CTO

SAMMY KHALIFA

MIT



EXECUTIVE CHAIRMAN

DAVID STYKA

AURIS revance



CHIEF FINANCIAL OFFICER

BILL KELLY

REPLIGEN exosome EY HAEMONETICS Deloitte.



GENERAL COUNSEL AND CHIEF LEGAL OFFICER

JUNE MORRIS

picis PEGA



VP OF COMMERCIAL STRATEGY

MICHAEL PRATT

ekso INTUITIVE ZIMMER BIOMET



CO-FOUNDER, CHIEF MEDICAL OFFICER

BARRY GREENE



VP OF OPERATIONS

JOHN MAZZOLA

BD TransMedics



VP OF SYSTEMS

DAVE WILKINSON

Barrett MEDICAL



VP OF CLINICAL REGULATORY AFFAIRS

MICHAEL TRICOLI

Medrobotics Johnson & Johnson



VP OF SOFTWARE

NEERAJ MAINKAR

BD smiths medical



VP OF PEOPLE & CULTURE

EMMA PLOUFFE

Markforged

VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022

01 | OUR TEAM AND INVESTORS

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EXPERIENCED BOARD AND ADVISORS



EXECUTIVE CHAIRMAN
DAVID STYKA
AURIS
Former Operational Leader at Auris



D8 BOARD DIRECTOR[1]
DAVID HO
HARVARD Caltech MIT
Noted HIV/AIDS Researcher: Time "Man of the Year" 1996



BOARD DIRECTOR
PHIL LIANG
E15VC



BOARD DIRECTOR
ADAM SACHS
MIT



BOARD DIRECTOR
RIC FULOP
Desktop Metal



BOARD DIRECTOR
SAMMY KHALIFA
MIT



BOARD DIRECTOR
SAMIR KAUL
khosla ventures



BOARD DIRECTOR
DROR BERMAN
innovation endeavors



BOARD MEMBER
DONALD TANG
CELADON PARTNERS
CITADEL DEShaw&Co



TECHNOLOGY ADVISOR
PAUL HERMES
Medtronic
Former Head of Medtronic Robotics Program



IP ADVISOR
DAVE HIGHET
BD
Former General Counsel and Chief IP Counsel at BD

[1] SUBJECT TO BEING FORMALIZED

SEASONED INVESTORS

SELECT EXISTING INVESTORS

khosla ventures

innovation endeavors

AME CLOUD VENTURES

E15VC

Bill Gates

VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022

01 | OUR TEAM AND INVESTORS

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T H E PROBLEM 02 VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 7

THE STATE OF SURGERY TODAY


TROCAR SIZE
VICARIOUS SURGICAL ROBOTS[4]
1.5CM
2.5CM
EXISTING SINGLE PORT ROBOTS



THE BEGINNING

OPEN SURGERY

Weeks
at home and months of pain

High
cost of care

- ✗ Large incision
- ✗ Injuries
- ✗ Pain
- ✗ Complications



ONE STEP FORWARD

MINIMALLY-INVASIVE SURGERY

Manual and Robotic

- ✓ Small incision
- ✗ Multiple incisions
- ✓ Less injuries
- ✗ Less capability



ONE STEP BACKWARD

EXISTING SINGLE-PORT ROBOTS

- ✗ Even more injury
- ✗ Even less capability
  - Tiny procedural area
  - Limited motion
  - High cost



STUCK AT THE BEGINNING

OPEN SURGERY DOMINANCE

39 million[2] robotic addressable abdominal soft-tissue procedures worldwide per year

>50%[2] are still open surgery

COMPLICATION RATES FROM INCISION	Open Surgery	Minimally-Invasive Surgery	Existing Single-Port Robots	Open Surgery Dominance
	15-20%[1]	1.2%[3]	8.4%[3]	15-20%[1]

WE NEED A SOLUTION THAT IS MINIMALLY INVASIVE AND MORE CAPABLE

[1] HERNÁNDEZ-GRANADOS P ET AL. INCISIONAL HERNIA PREVENTION AND USE OF MESH. A NARRATIVE REVIEW. 2018
[2] VICARIOUS ESTIMATES BASED ON LSI DATA. 2020 DATA
[3] MARKS JM ET AL. SINGLE INCISION LAPAROSCOPIC CHOLECYSTECTOMY IS ASSOCIATED WITH IMPROVED COSMESIS SCORING AT THE COST OF SIGNIFICANTLY HIGHER HERNIA RATES. 2013
[4] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

8

LIMITATIONS OF ROBOTIC SURGERY TODAY

HIGH COST

Capital and service costs >$2M investment

High upfront cost and burdensome service contracts are often prohibitively expensive, especially for outpatient settings

DIFFICULT TO USE

Steep learning curves and device-specific training requirements

Surgeon is required to "design robot motion" for each procedure: in choosing incision sites, surgeon needs to build a robot for every procedure to operate well and avoid collisions inside and outside the abdomen

LIMITED CAPABILITIES

Ill-suited for many outpatient procedures. Single-port systems have limited capabilities

Limited ability to operate in multiple quadrants, difficulty operating on the ceiling, collisions inside and outside the abdomen, and restricted access to the patient

Existing single port robots increase complications in 8.4%[2] of surgeries with trocar sizes of 2.5cm+

LOW UTILIZATION

Large profile, limited portability, extensive set-up, and OR turnover times

Multi-port systems occupy valuable OR real-estate due to large profile and limited portability

Extensive set up and OR turnover times create inefficiencies and increase cost

THESE LIMITATIONS RESULT IN ONLY

3.2%

PENETRATION OF PROCEDURES ADDRESSED BY LEGACY ROBOTS[1]

[1] VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS AND PUBLIC FILINGS

[2] MARKS JM ET AL. SINGLE INCISION LAPAROSCOPIC CHOLECYSTECTOMY IS ASSOCIATED WITH IMPROVED COSMESIS SCORING AT THE COST OF SIGNIFICANTLY HIGHER HERNIA RATES. 2013

9

OU R SOLUTION 03 VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 10

0 3 | OU R SOLUTION VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 11

THE SYSTEM

9 DEGREES OF FREEDOM PER ARM	**1.5cm** SINGLE INCISION[1]	**360** DEGREES VIEW
5-10x LOWER CAPITAL COST[2]		**7** YEARS OF R&D
30+ PATENTS ISSUED AND PENDING[3]	**34" wide** FITS THROUGH ANY STANDARD DOOR	**28** SENSORS PER ARM INSIDE PATIENT

[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

[2] AS COMPARED TO LEGACY SURGICAL ROBOTS; VICARIOUS MANUFACTURING DATA AND VICARIOUS ESTIMATES FROM PUBLIC FILINGS

[3] INCLUDING PROVISIONAL APPLICATIONS



TROCAR SIZE
VICARIOUS SURGICAL ROBOT
1.5CM[1]
EXISTING SINGLE PORT ROBOTS
2.5CM
3D SCREEN
PROPRIETARY SOFTWARE
SURGEON CONSOLE
PATIENT CART
CAMERA AND INSTRUMENT ARMS

VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022

03 | OUR SOLUTION

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LESS INVASIVE WHILE MAXIMIZING CAPABILITIES

INCISION
ONE 1.5CM[1] TROCAR



2 robotic arms and 1 camera through 1 incision

In and out; less collateral damage; small scar

MOTION
HUMAN EQUIVALENT



VIDEO LINK

9 degrees of freedom per arm

Full replication of surgeon's upper body: wrists, elbows, and shoulders

2 robotic arms mapped to the surgeon's own arms

REACH
ANYWHERE[2]



VIDEO LINK

Unprecedented dexterity through the same incision

VISIBILITY
EVERYWHERE[2]



Natural view in any and all directions—see in 360°

MOBILITY
PORTABLE



Fits through a standard door; faster set up/break down time

[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

[2] WITHIN THE ABDOMINAL CAVITY

13

SIZE

Simple, portable, and capable—the Vicarious Surgical robot fits through a standard door and can fit into surgical facilities without construction buildout



VICARIOUS SURGICAL ROBOTS

LEGACY SURGICAL ROBOTS

VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022
03 | OUR SOLUTION
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360° REACH AND VIEW

The Vicarious Surgical robot can work anywhere in the abdomen through a 1.5cm[1] incision

The 9 decoupled actuators in each arm provide unprecedented dexterity inside of an ultra thin support tube


LIMITED
WORKING
AREA

LEGACY SINGLE PORT ROBOTS

Limited area where the surgeon can work


LARGE
WORKING
AREA

VICARIOUS SURGICAL

Surgeon has full access to work within the abdomen



[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

03 | OUR SOLUTION

15

16 SENSING AND VISUALIZATION 0 3 | OU R SOLUTION 16 3D DEPTH MAPPING 4K HIGH FRAME RATE HEAD MOUNTED DISPLAY 1 TONE ADJUSTING LIGHTING FULL MOTION TRACKING WIDE FOV FORCE SENSING + FEED B A C K A T EVERY JOINT A U T O F OCUS [1] WHILE CAPABLE OF HEAD MOUNTED DISPLAY CURRENTLY, HEAD MOUNTED DISPLAY WILL BE LAUNCHED AS AN UPGRADE AFTER INTIAL PRODUCT CLEARANCE

ECONOMICS

Advanced engineering enables sterile portion to be **disposable** with competitive cost structure

- 3D printed and injection molded parts with polymer fiber cables
- Decoupled actuators enable polymer cables and parts, **lowering part costs vs traditional manufacturing over 5-10x[1]**
- Enables **sterile portions of robot to be fully disposable**
- Closed loop feedback enables high force capability with polymer cables, **enabling most abdominal procedures**

Capital equipment is primarily non-robotic as robotic motion happens from inside the patient

- Cost of goods of capital equipment is significantly lower than competing products[1]



[1] BASED ON QUOTED PRODUCTION PARTS FROM VICARIOUS SUPPLIERS

03 | OUR SOLUTION

17

0 3 | OU R SOLUTION VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 18 MARKET RESEARCH FEATURES Su r geons a n d admini s t r a t o r s r e ac t ed positively to the features that our surgical r o b o t p r o vid e s. T h eir f a v ori t e f e a tu re s a r e unique t o our t ech n ology SOURCE: BLINDED STUDY PERFORMED BY THIRD PARTY RESEARCH FIRM I like it because it can articulate in 360º and provides a camera that allows for instruments to al w a y s b e in vi e w - GENERAL SURGEON, COMMUNITY HOSPITAL This is wh a t I call a r e al ge n e r a tion a h e ad o f e v e r ything. This is much b e t t er than wh a t cur r ently e xis ts - GENERAL SURGEON, ACADEMIC MEDICAL CENTER 360º REACH PROVIDES ACCESS TO ENTIRE ABDOMEN 1 | FULLY ARTICULATING JOINTS ALLOW FOR 9 DEGREES OF FREEDOM 2 | REAL - TIME 4K 3D VISUALIZATION WITH WIDE FIELD OF VIEW 3 | 2 | Fully articulating joints allow for 9 degrees of freedom 3 | Real - time 4K 3D visualization with wide FOV 4 | More space efficient than existing solutions 5 | F utu r e AI capabilitie s 6 | Compact and portable parts for easy access around patients 7 | F utu r e pip elin e i n clud e s ad v a n c ed sensing a n d d a ta c ollection 8 | Enabl e s r em o te t r aining a n d tele - su r ge r y 9 | E r go n omic d e sign - 3 - 2 STRONG NEGATIVE IMPACT - 1 0 1 2 3 STRONG POSITIVE IMPACT VICARIOUS DELIVERS: 1 | 360º r e ach p r o vid e s a c c e s s t o enti r e a b domen

MARKET RESEARCH COMPETITOR COMPARISON

Independent blinded study with surgeons and hospitals shows over 4 out of 5 score (very easy sell), **well above competing solutions**


4.8
COMPARED TO MANUAL MINIMALLY INVASIVE SURGERY
4.2
COMPARED TO LEGACY SURGICAL ROBOTS
5 | Major Breakthrough
VERY EASY SELL
4 | Important Advance
STRONG SELLING POSITION
3 | Minor Improvement
NEEDS STRONG MARKETING
2 | Minor Change
RECONSIDER LAUNCH
1 | No Benefit

SOURCE: BLINDED STUDY PERFORMED BY THIRD PARTY RESEARCH FIRM

VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022
03 | OUR SOLUTION
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OU R P A TH W A Y T O COMMERCIALIZ A TION 04 VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 20

2025 VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 21 04 | OUR PATHWAY TO COMMERCIALIZATION EXPECTED ROADMAP 20 2 1 20 2 3 2024 Lau n ch o f Early A dop t er P r og r am with K OL Su r geons DEVELOPMENT AND REGULATORY COMMERCIAL, GROWTH AND CLINICAL NOTE: ACTUAL MILESTONES AND TIMELINE MAY VARY AS CERTAIN ACTIVITIES ARE BEYOND VICARIOUS’ CONTROL Filing F D A P r e submi s sion C en t er o f E x c elle n c e Agreement Executed Manufacturing Cl e an r oom V alid a t ed Simula t or Lau n ch Initial Manu f acturing / P r oduction B uild (V1 . 0) ISO 13485 Certification Clinical B uild C ompl e te Obtaining N R TL Mark F D A De N o v o Submi s sion B e ta 2 B e ta 1 Initial Human Use Si t e s Lau n ch f or Clinical D a ta C ollection Cl e an r oom S e tup 2022

OU R MARKE T , OU R P O TENTIAL 05 VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 22

0 5 | OU R MARKE T , OU R P O TENTIAL VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 23 FIRST INDICATION: VENTRAL HERNIA 3.3M OUTSIDE US VENTRAL HERNIA CASES 0.9M US VENTRAL HERNIA CASES MARKET SIZE 1 RECURRENCE R A T E MEDICARE REIMBURSEMENT FOR EACH PROCEDURE 2 PROCEDUR E REIMBURSEMENT TYPE Simple Repair $5,615 I n cisional Hernia R epair $9,3 0 1 C ompl e x A b dominal W all R epair $13,227 EXISTING MEDICARE REIMBURSEMENTS 1 VICARIOUS ESTIMATES FROM LSI MARKET DATA, INCLUDES INCISIONAL AND UMBILICAL HERNIA CASES. 2020 DATA 2 MEDICARE.GOV CODES 49652, 49654, 49654+BILATERAL 15734 3 LAVANCHY ET AL: LONG - TERM RESULTS OF LAPAROSCOPIC VERSUS OPEN INTRAPERITONEAL ONLAY MESH INCISIONAL HERNIA REPAIR. 2018 4 J. A. WEGDAM ET AL, SYSTEMATIC REVIEW OF TRANSVERSUS ABDOMINIS RELEASE IN COMPLEX ABDOMINAL WALL RECONSTRUCTION. 2018 AMOUNTS SHOWN ARE AVERAGE TOTALS PAID TO HOSPITAL AND SURGEON FOR EACH PROCEDURE IN 2020 OUR FUNDAMENTAL ADVANTAGE Lega c y r o b o ts s truggle t o w ork on t h e a b dominal w all Our system easily operates on the “ceiling” of the abdominal cavity 20% 3 20% 3 4% 4

INITIAL ADDRESSABLE MARKET



~11.5M
GALLBLADDER PROCEDURES[4]
(~2.3M US)
~7.0M
ALL OTHER HERNIA[3]
(~1.5M US)
~4.1M
VENTRAL HERNIA[1]
(~0.9M US)
~2.7M
HYSTERECTOMY[2]
(~0.6M US)
~13.4M
GI PROCEDURES[5]
(~2.8M US)
ADDRESSABLE PROCEDURES
TARGET LAUNCH

39M

ABDOMINAL PROCEDURES ADDRESSABLE BY VICARIOUS[7]

TOTAL INITIAL ADDRESSABLE MARKET

$136B[6]

GENERAL SURGERY · GYNECOLOGY

[1] INCLUDES INCISIONAL HERNIA AND UMBILICAL. VICARIOUS ESTIMATES FROM LSI WW 2020 DATA. INCLUDES SOME PATIENTS WHO CHOSE TO NOT HAVE HERNIAS REPAIRED WITH LEGACY TECHNIQUES
[2] HYSTERECTOMY, OOPHORECTOMY, COLPOPEXY, LSI WW 2020 DATA
[3] VICARIOUS ESTIMATES FROM LSI WW 2020 DATA. INCLUDES SOME PATIENTS WHO CHOSE TO NOT HAVE HERNIAS REPAIRED WITH LEGACY TECHNIQUES
[4] LSI WW 2020 DATA
[5] COLORECTAL, SMALL BOWEL, BARIATRIC, ESOPHAGEAL, BARIATRIC, STOMACH (NON-ENDOSCOPIC), LSI WW 2020 DATA
[6] VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS 2020 DATA AND PUBLIC FILINGS. INCLUDES ONLY PROCEDURES THAT COULD BE ADDRESSED BY VICARIOUS THROUGH 2027. ASSUMES $3506 REVENUE PER PROCEDURE CURRENTLY REALIZED BY LEGACY ROBOTIC COMPANY.
[7] VICARIOUS ESTIMATES FROM LSI MARKET DATA. 2020 DATA

VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022 05 | OUR MARKET, OUR POTENTIAL 24

THANK YOU

VICARIOUS SURGICAL
78 Fourth Avenue
Waltham, MA, 02451

vicarioussurgical.com
+1.617.868.1700



VICARIOUS SURGICAL INVESTOR PRESENTATION MARCH 2022